UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 23, 2007

QuadraMed Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-32283	52-1992861
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12110 Sunset Hills Road, Suite 600, Reston, VA 20190

(Address of principal executive office and zip code)

(703) 709-2300

(Registrant’s telephone number, including area code)

(Not Applicable)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

2

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

The information in Item 2.01 is incorporated by reference hereto in response to this Item 1.01.

ITEM 2.01	COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On September 23, 2007, QuadraMed Corporation (the “Company”), through QuadCopper, LLC, a Delaware limited liability company and wholly-owned subsidiary of the Company (the “Acquisition Subsidiary”), completed its acquisition of substantially all of the Misys Computerized Patient Record (“CPR”) assets and related business in the United States, Canada, United Kingdom and Saudi Arabia (the “CPR Business”) pursuant to the previously announced asset purchase agreement (the “Agreement”), dated July 22, 2007, by and among Misys Hospital Systems, Inc., a Pennsylvania corporation and indirect wholly-owned subsidiary of Misys plc (“Seller”), Misys plc, a company organized under the laws of the United Kingdom (“Seller Parent”), the Acquisition Subsidiary, and the Company. Pursuant to the terms of the Agreement, the Company paid $33 million in cash for the CPR Business.

The description of the Agreement and the transactions contemplated thereby set forth above does not purport to be complete and is qualified in its entirety by reference to the Agreement that was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K, which was filed with the Securities and Exchange Commission (“SEC”) on July 26, 2007.

On September 23, 2007, the Company issued a press release announcing the Company’s completion of the acquisition of the CPR Business, a copy of which is attached to this Current Report on Form 8-K as Exhibit 99.1 and is hereby incorporated by reference in response to this Item 2.01.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial Statements of Businesses Acquired

The financial statements for the acquired CPR Business required by this Item 9.01 are not included in this Current Report on Form 8-K. In accordance with SEC rules, the Company will file such financial statements by amendment to this Current Report on Form 8-K not later than 71 calendar days after the date this initial report is required to be filed.

(b)	Pro Forma Financial Information

The pro forma financial information for the acquired CPR Business required by this Item 9.01 are not included in this Current Report on Form 8-K. In accordance with SEC rules, the Company will file such pro forma financial information by amendment to this Current Report on Form 8-K not later than 71 calendar days after the date this initial report is required to be filed.

(d)	Exhibits

Exhibit 99.1	QuadraMed Corporation Press Release, dated September 23, 2007.

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 26, 2007

QuadraMed Corporation

/s/ David L. Piazza
David L. Piazza
Executive Vice President and Chief Financial Officer

4

EXHIBIT INDEX

Exhibit No.	Description
99.1	QuadraMed Corporation Press Release, dated September 23, 2007.

5